EXHIBIT 32.1

CERTIFICATION PURSUANT TO

18 U.S.C. SECTION 1350

AS ADOPTED PURSUANT TO

SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002

The undersigned officers of Interups Inc. (the “Company”) hereby certify, to such officer’s knowledge, that Amendment No. 1 to the Company’s Quarterly Report on Form 10-Q for the quarter ended February 29, 2016 (the “Report”) fully complies with the requirements of Section 13(a) of the Securities Exchange Act of 1934 and that the information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company.

/s/ Hadley W. Donenberg
Hadley W. Donenberg
Interim Chief Executive Officer

May 23, 2016

/s/ Mark A. Zorko
Mark A. Zorko
Interim Chief Financial Officer

May 23, 2016

A signed original of this written statement required by Section 906 of the Sarbanes-Oxley Act of 2002 (“Section 906”), or other document authenticating, acknowledging, or otherwise adopting the signature that appears in typed form within the electronic version of this written statement required by Section 906, has been provided to Interups Inc. and will be retained by Interups Inc. and furnished to the Securities and Exchange Commission or its staff upon request.